UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

Simmons First National Corporation
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Main Street
Pine Bluff, Arkansas 71601
(Address of Principal Executive Offices)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

There was an error in the computation of the total amount of the outstanding subordinated indebtedness being assumed from Community First Bancshares, Inc. which lead to an error in the aggregate amount of subordinated indebtedness being assumed in both transactions.  These errors are corrected in the amended filing.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On February 27, 2015, Simmons First National Corporation (“Simmons”) completed its mergers with Community First Bancshares, Inc. (“Community First”) and Liberty Bancshares, Inc. (“Liberty”). Simmons was the surviving corporation in both mergers, which are referred to individually as the Community First merger and the Liberty merger, respectively, and collectively as the mergers. To effect the mergers, Simmons issued a combined 11,871,187 shares of its common stock and 30,852 shares of a new series of preferred stock designated as Simmons’ Non-Cumulative Perpetual Preferred Stock, Series A (“Simmons Series A Preferred Stock”). The mergers were described in the Joint Proxy Statement/Prospectus of Simmons, Community First, and Liberty, that Simmons filed with the U.S. Securities and Exchange Commission on October 8, 2014 (the “Joint Proxy Statement/Prospectus”).

In the Community First merger, each outstanding share of Community First common stock was cancelled and converted into the right to receive 17.8975 shares of Simmons’ common stock and each share of Community First Senior Non-Cumulative Perpetual Preferred Stock, Series C was cancelled and converted into the right to receive one share of Simmons Series A Preferred Stock. Simmons issued 6,624,000 shares of common stock and 30,852 shares of Simmons Series A Preferred Stock in the Community First merger. The Community First merger was effected pursuant to the Agreement and Plan of Merger, dated as of May 6, 2014, by and between Simmons and Community First, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 11, 2014 (as amended, the “Community First merger agreement”). The Community First merger agreement was contained in the Joint Proxy Statement/Prospectus and is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In the Liberty merger, each outstanding share of Liberty common stock was cancelled and converted into the right to receive one share of Simmons’ common stock. Simmons issued 5,247,187 shares of common stock in the Liberty merger. The Liberty merger was effected pursuant to the Agreement and Plan of Merger, dated as of May 27, 2014, by and between Simmons and Liberty, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 11, 2014 (as amended, the “Liberty merger agreement”). The Liberty merger agreement was contained in the Joint Proxy Statement/Prospectus and is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Upon consummation of the mergers, Simmons assumed subordinated debt issued by Community First and Liberty in an aggregate principal amount of $42,374,000. Of this aggregate principal amount, $21,754,000 was assumed in the Community First merger (the “Community First subordinated debentures”) and $20,620,000 was assumed in the Liberty merger (the “Liberty subordinated debentures”). The Community First subordinated debentures and Liberty subordinated debentures were issued in connection with the prior issuance of trust preferred securities by Community First and Liberty, respectively.

The Community First subordinated debentures assumed in connection with the Community First merger consist of the following:

•
$11,444,000 aggregate principal amount of floating rate subordinated debentures due June 30, 2035. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 1.75%, which is adjusted quarterly. Simmons may redeem this series of subordinated debentures at face value.

•
$10,310,000 aggregate principal amount of floating rate subordinated debentures due September 15, 2037. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 1.37%, which is adjusted quarterly.  Simmons may redeem this series of subordinated debentures at face value.

The Liberty subordinated debentures assumed in connection with the Liberty merger consist of the following:

•
$5,155,000 aggregate principal amount of floating rate subordinated debentures due December 5, 2033. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 2.88%, which is adjusted quarterly. Simmons may redeem this series of subordinated debentures at 100% of face value.

•
$5,155,000 aggregate principal amount of floating rate subordinated debentures due October 18, 2034. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 2.00%, which is adjusted quarterly. Simmons may redeem this series of subordinated debentures at 100% of face value.

•
$10,310,000 aggregate principal amount of floating rate subordinated debentures due June 6, 2037. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 1.57%, which is adjusted quarterly. Simmons may redeem this series of subordinated debentures at 100% of face value.

In connection with the assumption of the Community First subordinated debentures and the Liberty subordinated debentures, Simmons entered into supplemental indentures with the trustee of each series of assumed debt. The indentures and supplemental indentures with respect to each series are attached hereto as Exhibits 4.1 through 4.10 and are incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation.

On February 27, 2015, Simmons filed with the Secretary of State of the State of Arkansas a Certificate of Designation to designate up to 30,852 shares of Simmons Series A Preferred Stock. The Simmons Series A Preferred Stock possesses the terms set forth in the Certificate of Designation, which are described in the Joint Proxy Statement/Prospectus.

Pursuant to the Community First merger, each share of Community First Senior Non-Cumulative Preferred Stock, Series C was cancelled and converted into the right to receive one share of Simmons Series A Preferred Stock. The Community First Senior Non-Cumulative Preferred Stock, Series C, was issued in 2011 to the U.S. Department of the Treasury (“Treasury”) under its Small Business Lending Fund program. Treasury will be the initial holder of 100% of the Simmons Series A Preferred Stock. On February 27, 2015, Simmons entered into an Assignment and Assumption of Liabilities Agreement with Community first Bancshares, Inc.  related to the Small Business Lending Fund Securities Purchase Agreement, dated as of August 18, 2011, between Treasury and Community First (the “Purchase Agreement”), under which Simmons succeeded to Community First’s obligations under the Purchase Agreement. The Purchase Agreement and the Assignment and Assumption of Liabilities Agreement, are filed herewith as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

The Simmons Series A Preferred Stock has a liquidation preference of $1,000 per share and is not convertible into Simmons common stock or any other security. Holders are entitled to receive non-cumulative dividends each January 1, April 1, July 1 and October 1. The dividend rate is fixed at 1% until February 18, 2016, at which time the dividend rate will increase to 9%.

Simmons Series A Preferred Stock may be redeemed at any time at the election of Simmons, at a redemption price of 100% of the liquidation preference, plus accrued but unpaid dividends to the date of redemption for the current period. Redemption of the Simmons Series A Preferred Stock is subject to the approval of the Federal Reserve Board of Governors.

The foregoing description is qualified by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Community First and Liberty as of and for the years ended December 31, 2013, 2012 and 2011, and the unaudited condensed consolidated financial statements of Community First and Liberty as of and for the six months ended June 30, 2014 were previously filed in the Joint Proxy Statement/Prospectus, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed consolidated financial statements as of and for the six months ended June 30, 2014, and for the year ended December 31, 2013, giving effect to the acquisitions of Community First and Liberty were previously filed in the Joint Proxy Statement/Prospectus, and are incorporated herein by reference.

Simmons is not providing updated historical or pro forma financial information from that included in the Joint Proxy Statement/Prospectus in reliance upon General Instruction B.3 of Form 8-K.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 6, 2014, by and between Simmons First National Corporation and Community First Bancshares, Inc., as amended on September 11, 2014 (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on October 8, 2014 (File No. 000-06253)).
2.2	Agreement and Plan of Merger, dated as of May 27, 2014, by and between Simmons First National Corporation and Liberty Bancshares, Inc., as amended on September 11, 2014 (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on October 8, 2014 (File No. 000-06253)).
3.1	Certificate of Designation of Senior Non-Cumulative Perpetual Preferred Stock, Series A of Simmons First National Corporation, dated February 27, 2015.
4.1	Indenture, dated as of June 23, 2005, between Community First Bancshares, Inc., and Deutsche Bank Trust Company Americas, as trustee, relating to subordinated debentures due June 30, 2035.
4.2	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of June 23, 2005, between Simmons First National Corporation and Deutsche Bank Trust Company Americas , as trustee.
4.3	Indenture, dated as of September 10, 2007, between Community First Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due September 15, 2037.
4.4	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of September 10, 2007, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
4.5	Indenture, dated as of December 5, 2003, between Liberty Bancshares, Inc., and U. S. Bank National Association, as trustee, relating to subordinated debentures due December 5, 2033.
4.6	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of December 5, 2003, between Simmons First National Corporation and U. S. Bank National Association, as trustee.
4.7	Indenture, dated as of October 13, 2004, between Liberty Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due October 18, 2034.
4.8	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of October 13, 2004, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
4.9	Indenture, dated as of March 23, 2007, between Liberty Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due June 6, 2037.
4.10	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of March 23, 2007, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
10.1	Small Business Lending Fund Securities Purchase Agreement, dated as of August 18, 2011, between the United States Department of the Treasury and Community First Bancshares, Inc.
10.2	Assignment and Assumption of Liabilities Agreement, dated February 27, 2015 between Simmons First National Corporation and Community First Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2015	SIMMONS FIRST NATIONAL CORPORATION

	By:	/s/ Robert A. Fehlman
Robert A. Fehlman Senior Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of May 6, 2014, by and between Simmons First National Corporation and Community First Bancshares, Inc., as amended on September 11, 2014 (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on October 8, 2014 (File No. 000-06253)).
2.2	Agreement and Plan of Merger, dated as of May 27, 2014, by and between Simmons First National Corporation and Liberty Bancshares, Inc., as amended on September 11, 2014 (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on October 8, 2014 (File No. 000-06253)).
3.1	Certificate of Designation of Senior Non-Cumulative Perpetual Preferred Stock, Series A of Simmons First National Corporation, dated February 27, 2015.
4.1	Indenture, dated as of June 23, 2005, between Community First Bancshares, Inc., and Deutsche Bank Trust Company Americas, as trustee, relating to subordinated debentures due June 30, 2035.
4.2	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of June 23, 2005, between Simmons First National Corporation and Deutsche Bank Trust Company Americas , as trustee.
4.3	Indenture, dated as of September 10, 2007, between Community First Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due September 15, 2037.
4.4	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of September 10, 2007, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
4.5	Indenture, dated as of December 5, 2003, between Liberty Bancshares, Inc., and U. S. Bank National Association, as trustee, relating to subordinated debentures due December 5, 2033.
4.6	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of December 5, 2003, between Simmons First National Corporation and U. S. Bank National Association, as trustee.
4.7	Indenture, dated as of October 13, 2004, between Liberty Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due October 18, 2034.
4.8	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of October 13, 2004, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
4.9	Indenture, dated as of March 23, 2007, between Liberty Bancshares, Inc., and Wilmington Trust Company, as trustee, relating to subordinated debentures due June 6, 2037.
4.10	First Supplemental Indenture, dated as of February 27, 2015, to Indenture, dated as of March 23, 2007, between Simmons First National Corporation and Wilmington Trust Company, as trustee.
10.1	Small Business Lending Fund Securities Purchase Agreement, dated as of August 18, 2011, between the United States Department of the Treasury and Community First Bancshares, Inc.
10.2	Assignment and Assumption of Liabilities Agreement, dated February 27, 2015 between Simmons First National Corporation and Community First Bancshares, Inc.